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                                                                   EXHIBIT 10.45

                               FIFTH AMENDMENT TO
                                CREDIT AGREEMENT


     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT is made and dated as of September 20, 2000 (the "FIFTH AMENDMENT") among FOUNDATION HEALTH SYSTEMS, INC. (the "COMPANY"), the Banks party to the Credit Agreement referred to below, and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (the "Agent"), and amends that certain Credit Agreement dated as of July 8, 1997, as amended by that certain First Amendment and Waiver to Credit Agreement (the "FIRST AMENDMENT") dated as of April 6, 1998, that certain Second Amendment to Credit Agreement (the "SECOND AMENDMENT") dated as of July 31, 1998, that certain Third Amendment (the "THIRD AMENDMENT") dated as of November 6, 1998 and that certain Fourth Amendment (the "FOURTH AMENDMENT") dated as of March 26, 1999 (as further amended or modified from time to time, the "CREDIT AGREEMENT").

                                    RECITALS

     WHEREAS, the Company has requested the Agent and the Banks to amend certain provisions of the Credit Agreement, and the Agent and the Banks are willing to do so, on the terms and conditions specified herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

        1. TERMS. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein.

        2.      AMENDMENT. The Credit Agreement is hereby amended as follows:

                2.1     AMENDMENTS TO SECTION 1.01.

                (a) There shall be added to Section 1.01 of the Credit Agreement, in appropriate alphabetical sequence, the following new definitions:

                "EXISTING LETTERS OF CREDIT" means those letters of credit identified on SCHEDULE 1.02.

                "EXTENSION OF CREDIT" means (a) a Borrowing of Loans or (b) a Letter of Credit Action wherein a new Letter of Credit is issued or which has the effect of increasing the amount of, extending the maturity of, or making a material modification to an outstanding Letter of Credit or the reimbursement of drawings thereunder (collectively, the "EXTENSIONS OF CREDIT").


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                "ISSUING BANK" means Bank of America, N.A.

                "LETTER OF CREDIT" means any standby letter of credit issued or outstanding hereunder.

                "LETTER OF CREDIT ACTION" means the issuance, supplement, amendment, renewal, extension or modification relating to a Letter of Credit hereunder.

                "LETTER OF CREDIT APPLICATION" means an application by the Company prepared in the form then used by the Issuing Bank.

                "LETTER OF CREDIT CASH COLLATERAL ACCOUNT" means a blocked deposit account at Administrative Agent with respect to which the Company hereby grants a security interest in such account to Administrative Agent as security for Letter of Credit Usage and with respect to which the Company agrees to execute and deliver from time to time such documentation as the Administrative Agent may reasonably request to further assure and confirm such security interest.

                "LETTER OF CREDIT EXPIRATION DATE" means June 8, 2002.

                "LETTER OF CREDIT SUBLIMIT" means an amount equal to $100,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Commitments.

                "LETTER OF CREDIT USAGE" means, as at any date of determination, the aggregate undrawn face amount of outstanding Letters of Credit PLUS the aggregate amount of all drawings under the Letters of Credit not reimbursed by the Company or converted into Committed Loans.

                "MINIMUM AMOUNT" means, with respect to any Letter of Credit Action, $100,000 or such lesser amount as the Issuing Bank and the Company may agree.

                "OUTSTANDING OBLIGATIONS" means, as of any date, and giving effect to making any Extensions of Credit requested on such date and all payments, repayments and prepayments made on such date, (a) when reference is made to all Banks, the sum of (i) the aggregate outstanding principal amount of all Loans and (ii) all Letter of Credit Usage, and (b) when reference is made to one Bank the sum of (i) the aggregate outstanding principal amount of all Loans made by such Bank and (ii) such Bank's ratable risk participation in all Letter of Credit Usage.

                "PHS FINANCING" means the loan by Health Net to PHS Real Estate II, Inc. ("PHS") of approximately $35,400,000 to finance the purchase of PHS's headquarters building, which loan will be secured by the Lien on such building in favor of Health Net.


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                "REQUISITE TIME" means, with respect to the Letter of Credit
Action, 10:00 a.m. (San Francisco time) on the date two (2) Business Days prior to such action (or such lesser time which is acceptable to Issuing Bank).

                (b)     The definition of the term "Loan Documents" in Section
1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                "LOAN DOCUMENTS" means this Agreement, any Notes, any Letter of Credit Application, the Fee Letters and all other documents delivered to the Administrative Agent or any Bank in connection herewith.

                (c) The definition of the term "Loan" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                "LOAN" means an extension of credit by a Bank to the Company under Article II and Article XI, and may be a Committed Loan or a Bid Loan.

                2.2     AMENDMENTS TO SECTION 2.01.

                (3) Section 2.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                "2.01   AMOUNTS AND TERMS OF COMMITMENTS. Each Bank severally
agrees, on the terms and conditions set forth herein, to make loans to the Company from time to time on any Business Day during the period from the Closing Date to the Revolving Termination Date; PROVIDED, HOWEVER, that the Outstanding Obligations of each Bank (excluding Bid Loans) shall not exceed the amount set forth on SCHEDULE 2.01 (such amount, as the same may be reduced under Section
2.07 or as a result of one or more assignments under Section 2.07 or as a result of one or more assignments under Section 10.08, the Bank's "COMMITMENT"); PROVIDED, FURTHER, that, after giving effect to any Committed Borrowing, the Outstanding Obligations of all Lenders shall not at any time exceed the combined Commitments MINUS the outstanding principal amount of Commercial Paper Debt. Within the limits of each Bank's Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.01, prepay under
Section 2.08 and reborrow under this Section 2.01."

                2.3     AMENDMENTS TO SECTION 2.05.

                (1) The second proviso of Section 2.05 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                "and PROVIDED, FURTHER, that at no time shall (a) the Outstanding Obligations of all Banks (including all outstanding Bid Loans) exceed the combined Commitments MINUS the


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outstanding principal amount of Commercial Paper Debt; or (b) the number of
Interest Periods for Bid Loans then outstanding plus the number of Interest Periods for Committed Loans then outstanding exceed ten."

                2.4     AMENDMENTS TO SECTION 4.02.

                (a) Section 4.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                "4.02   CONDITIONS TO ALL EXTENSIONS OF CREDIT. The obligation
of each Bank to make any Extension of Credit to be made by it, and the obligation of any Bank to make any Bid Loan as to which the Company has accepted the relevant Competitive Bid, is subject to the satisfaction of the following conditions precedent on the date of such Extension of Credit:

                (4) NOTICE. As to any Committed Loan, the Administrative Agent shall have received a Notice of Borrowing and as to any Letter of Credit Action, the Administrative Agent shall have received a Letter of Credit Application duly completed and signed by the Company;

                (5) CONTINUATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties in Article V shall be true and correct on and as of the date of such Extension of Credit with the same effect as if made on and as of the date of such Extension of Credit (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date);

                (6) NO EXISTING DEFAULT. No Default or Event of Default shall exist or shall result from such Extension of Credit; and

                (7) OTHER DOCUMENTS. Such other approvals, opinions, documents or materials as the Administrative Agent may reasonably request.

Each Notice of Borrowing, Competitive Bid Request and Letter of Credit Application submitted by the Company hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of each such notice or request and as of the date of such Extension of Credit, that the conditions in
Section 4.02 are satisfied."

                2.5     AMENDMENTS TO SECTION 7.01.

                (a) Section 7.01 is hereby amended by adding the following immediately prior to the end of clause (a) thereof:

                "and any Lien on the headquarters building of PHS Real Estate II, Inc. in favor of Health Net pursuant to the PHS Financing"


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                2.6     AMENDMENTS TO SECTION 8.02.

                (a) Section 8.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                "8.02   REMEDIES. If any Event of Default occurs, the
Administrative Agent shall, at the request of, or may, with the consent of, the Majority Banks,

                (1) declare the commitment of each Bank to make Committed Loans to be terminated, whereupon such commitments shall be terminated;

                (2) declare (i) the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company and
(ii) the amount equal to the aggregate amount of all outstanding Letters of Credit Usage to be immediately due and payable to Issuing Bank without notice to or demand upon the Company, which are hereby expressly waived by the Company, to be held in a Letter of Credit Cash Collateral Account; and

                (3) exercise on behalf of itself and the Banks all rights and remedies available to it and the Banks under the Loan Documents or applicable law;

PROVIDED, HOWEVER, that upon the occurrence of any event specified in subsection
(f) or (g) of SECTION 8.01 (or in the case of clause (i) of subsection (g) upon the expiration of the 60-day period mentioned therein), (x) the obligation of each Bank to make Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Administrative Agent or any Bank, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company and
(y) Issuing Bank may, with the approval of Administrative Agent on behalf of Majority Banks, demand immediate payment by the Company of an amount equal to the aggregate amount of all outstanding Letters of Credit Usage to be held in a Letter of Credit Cash Collateral Account."

                2.7     AMENDMENT TO SECTION 9.01.

                (a) Section 9.01 is hereby amended by adding the following new paragraph to the end of Section 9.01:

                "Issuing Bank shall act on behalf of Banks with respect to any Letters of Credit issued by it and the documents associated therewith; PROVIDED, HOWEVER, that Issuing Bank shall


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have all of the benefits and immunities (i) provided to Administrative Agent in this SECTION 9.01 with respect to any acts taken or omissions suffered by Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Administrative Agent" as used in this SECTION 9.01 included Issuing Bank with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to Issuing Bank."

                2.8     ADDITION OF ARTICLE XIX.

                (a)     There shall be added to the Credit Agreement a new
Article XI reading in its entirety as follows:

                                   "ARTICLE XI

                                LETTERS OF CREDIT

                11.01 THE LETTER OF CREDIT SUBLIMIT. Subject to the terms and conditions set forth in this Agreement, until the Letter of Credit Expiration Date, the Issuing Bank shall take such Letter of Credit Actions as the Company may from time to time request; PROVIDED, HOWEVER, that (i) the Outstanding Obligations of each Bank (excluding its Bid Loans) shall not exceed such Bank's Commitment, and the Outstanding Obligations of all Banks shall not exceed the combined Commitments at any time, and (ii) Letter of Credit Usage shall not exceed the Letter of Credit Sublimit at any time. Subject to SECTION 11.06 below and unless consented to by the Issuing Bank and the Majority Banks, no Letter of Credit may expire more than 12 months after the date of its issuance or last renewal; PROVIDED, HOWEVER, that no Letter of Credit shall expire after the Letter of Credit Expiration Date. If any Letter of Credit Usage remains outstanding after such date, the Company shall, not later than such date, deposit cash in an amount equal to such Letter of Credit Usage in a Letter of Credit Cash Collateral Account. From and after the effective date of the Fifth Amendment to Credit Agreement dated as of September 20, 2000 among the Company, the Agent and the Banks, the Existing Letters of Credit shall be deemed to have been issued hereunder and shall be Letters of Credit for all purposes hereof.

                11.02 REQUESTING LETTER OF CREDIT ACTIONS. The Company may irrevocably request a Letter of Credit Action in a Minimum Amount therefor by delivering a Letter of Credit Application therefor to the Issuing Bank, with a copy to the Administrative Agent (who shall notify the Banks), not later than the Requisite Time. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the Issuing Bank: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as


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the Issuing Bank may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the Issuing Bank (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and
(D) such other matters as the Issuing Bank may reasonably require. Unless the Administrative Agent notifies the Issuing Bank that such Letter of Credit Action is not permitted hereunder, or the Issuing Bank notifies the Administrative Agent that: (a) it has determined that such Letter of Credit Action is contrary to any Requirement of Law; or (b) in the reasonable judgment of the Issuing Bank, such Letter of Credit materially violates the policies of the Issuing Bank in existence on the date of such Letter of Credit Action uniformly applied, the Issuing Bank shall, upon satisfaction of the applicable conditions set forth in
SECTION 4.02 with respect to any Letter of Credit Action constituting an Extension of Credit, effect such Letter of Credit Action. This Agreement shall control in the event of any conflict with any Letter of Credit Application. Upon the issuance of a Letter of Credit, each Bank shall be deemed to have purchased from the Issuing Bank a risk participation therein in an amount equal to that Bank's Pro Rata Share TIMES the amount of such Letter of Credit Usage.

                11.03 REIMBURSEMENT OF PAYMENTS UNDER LETTERS OF CREDIT. The Company shall reimburse the Issuing Bank through the Administrative Agent for any payment that the Issuing Bank makes under a Letter of Credit on or before the date of such payment; PROVIDED, HOWEVER, that if the conditions precedent set forth in SECTION 4.02 can be satisfied, the Company may request a Borrowing of Committed Loans to reimburse the Issuing Bank for such payment pursuant to
SECTION 2.03, or, failing to make such request, the Company shall be deemed to have requested a Borrowing of Committed Loans which are Base Rate Committed Loans on such payment date pursuant to SECTION 11.05 below. Without limitation of any of the Company's other Obligations under this Credit Agreement, once the Company has reimbursed the Administrative Agent as provided herein, it shall have no further reimbursement obligation to the Administrative Agent or the Issuing Bank under this SECTION 11.03 in respect thereof.

                11.04 FUNDING BY BANKS WHEN ISSUING BANK NOT REIMBURSED. Upon any drawing under a Letter of Credit, the Issuing Bank shall notify the Administrative Agent and the Company. If the Company fails to timely make the payment required pursuant to SECTION 11.03 above, the Issuing Bank shall notify the Administrative Agent of such fact and the amount of such unreimbursed payment. The Administrative Agent shall promptly notify each Bank of its Pro Rata Share of such amount. Each Bank shall make funds in an amount equal to its Pro Rata Share of such amount available to the Administrative Agent at the Administrative Agent's Payment Office not later than 12:00 noon (San Francisco time) on the Business Day specified by the Administrative Agent and the Administrative Agent shall remit the funds so received to the Issuing Bank. The obligation of each Bank to so reimburse the Issuing Bank shall be absolute and unconditional and shall not be affected by the occurrence of a Default or Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the


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obligation of the Company to reimburse the Issuing Bank for the amount of any payment made by the Issuing Bank under any Letter of Credit, together with interest as provided herein.

                11.05 NATURE OF BANKS' FUNDING. If the conditions precedent set forth in SECTION 4.02 can be satisfied (except for the execution and delivery of a Letter of Credit Application) on any date the Company is obligated to, but fails to, reimburse the Issuing Bank for a drawing under a Letter of Credit, the funding by the Banks pursuant to SECTION 11.04 shall be deemed to be a Borrowing of Base Rate Committed Loans (without regard to the Minimum Amount therefor) deemed requested by the Company. If the conditions precedent set forth in SECTION 4.02 cannot be satisfied on the date the Company is obligated to, but fails to, reimburse the Administrative Agent for the account of the Issuing Bank for a drawing under a Letter of Credit, the funding by the Banks pursuant to
SECTION 11.04 shall be deemed to be a funding by each Bank of its risk participation in such Letter of Credit, and each Bank making such funding shall thereupon acquire a pro rata participation, to the extent of its reimbursement, in the claim of the Issuing Bank against the Company in respect of such payment and shall share, in accordance with that pro rata participation, in any payment made by the Company with respect to such claim. Any amounts made available by a Bank under its risk participation shall be payable by the Company upon demand of Administrative Agent, and shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin.

                11.06 SPECIAL PROVISIONS RELATING TO EVERGREEN LETTERS OF CREDIT. The Company may request Letters of Credit that have automatic extension or renewal provisions ("evergreen" Letters of Credit) so long as the Issuing Bank consents in its sole and absolute discretion thereto and has the right to not permit any such extension or renewal at least annually within a notice period in advance of expiry to be agreed upon at the time each such Letter of Credit Application is accepted. Once an evergreen Letter of Credit is issued, unless the Administrative Agent has notified the Issuing Bank that the Majority Banks have elected not to permit such extension or renewal, the Company, the Administrative Agent and the Banks shall be deemed to have authorized (but may not require) the Issuing Bank to, in its sole and absolute discretion, permit the renewal of such evergreen Letter of Credit at any time to a date not later than the Letter of Credit Expiration Date, and, unless directed by the Issuing Bank, the Company shall not be required to request such extension or renewal. The Issuing Bank may, in its sole and absolute discretion elect not to permit an evergreen Letter of Credit to be extended or renewed at any time. If the Issuing Bank shall elect not to renew any evergreen Letter of Credit, notice of such nonrenewal shall be given to the Company substantially contemporaneously with the delivery of notice of nonrenewal to the beneficiary of such evergreen Letter of Credit.

                11.07 OBLIGATIONS ABSOLUTE. Without limiting the Company's rights under SECTION 11.08 below, the obligation of the Company to pay to the Issuing Bank the amount of any payment made by the Issuing Bank under any Letter of Credit shall be absolute, unconditional, and irrevocable. Without limiting the foregoing, the Company's obligation shall not be affected by any of the following circumstances:


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                (a)     any lack of validity or enforceability of the Letter of
Credit, this Agreement, or any other agreement or instrument relating thereto;

                (b) any amendment or waiver of or any consent to departure from the Letter of Credit, this Agreement, or any other agreement or instrument relating hereto or thereto;

                (c) the existence of any claim, setoff, defense, or other rights which the Company may have at any time against the Issuing Bank, the Administrative Agent or any Bank, any beneficiary of the Letter of Credit (or any persons or entities for whom any such beneficiary may be acting) or any other Person, whether in connection with the Letter of Credit, this Agreement, or any other agreement or instrument relating thereto, or any unrelated transactions;

                (d) any demand, statement, or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever so long as any such document appeared to comply with the terms of the Letter of Credit;

                (e) payment by the Issuing Bank in good faith under the Letter of Credit against presentation of a draft or any accompanying document which does not strictly comply with the terms of the Letter of Credit; or any payment made by the Issuing Bank under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any proceeding under any bankruptcy, insolvency, reorganization or receivorship laws;

                (f) the solvency or financial responsibility of any party issuing any documents in connection with a Letter of Credit;

                (g) any failure or delay in notice of shipments or arrival of any property;

                (h) any error in the transmission of any message relating to a Letter of Credit not caused by the Issuing Bank, or any delay or interruption in any such message;

                (i) any error, neglect or default of any correspondent of Issuing Bank in connection with a Letter of Credit;

                (j) any consequence arising from acts of God, wars, insurrections, civil unrest, disturbances, labor disputes, emergency conditions or other causes beyond the control of the Issuing Bank;


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                (k)     so long as the Issuing Bank with diligence and in good
faith determines that the contract or document appears to comply with the terms of the Letter of Credit, the form, accuracy, genuineness or legal effect of any contract or document referred to in any document submitted to the Issuing Bank in connection with a Letter of Credit; and

                (l) where the Issuing Bank has acted with diligence and in good faith under any other circumstances whatsoever.

                In addition, the Company will promptly examine a copy of each Letter of Credit and amendments thereto delivered to it and, in the event of any claim of noncompliance with the Company's instructions or other irregularity, the Company will immediately notify the Issuing Bank in writing. The Company shall be conclusively deemed to have waived any such claim against the Issuing Bank and its correspondents unless such notice is given as aforesaid or unless the Company proves such noncompliance or irregularity was caused directly by the Issuing Lender's gross negligence or willful misconduct.

                11.08 ROLE OF ISSUING BANK. Each Bank and the Company agree that, in paying any drawing under a Letter of Credit, the Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. No Agent-Related Persons nor any of the respective correspondents, participants or assignees of the Issuing Bank shall be liable to any Bank for any action taken or omitted in connection herewith at the request or with the approval of the Banks or the Majority Banks, as applicable; any action taken or omitted in the absence of gross negligence or willful misconduct; or the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit. The Company hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; PROVIDED, HOWEVER, that this assumption is not intended to, and shall not, preclude the Company's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No Agent-Related Persons, nor any of the respective correspondents, participants or assignees of the Issuing Bank, shall be liable or responsible for any of the matters described in SECTION 11.07 above; PROVIDED, FURTHER, that anything in such clauses to the contrary notwithstanding, the Company may have a claim against the Issuing Lender, and the Issuing Lender may be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Company which the Company proves were caused directly by the Issuing Lender's gross negligence or willful misconduct or the Issuing Lender's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. After a Letter of Credit has been paid by the Issuing Bank, the Issuing Bank shall (a) deliver to the Company the original of all documents presented in connection with the request for payment thereunder (other than the original Letter of Credit, which shall be retained by the Issuing Bank with a copy thereof for the Company) and (b) use commercially reasonable efforts to reply in a timely manner to any requests by the Company for assistance in connection with such Letter of Credit.

                11.09 APPLICABILITY OF ISP98 AND UCP. Unless otherwise expressly agreed by the Issuing Bank and the Company when a Letter of Credit is issued and subject to applicable laws, performance under Letters of Credit by the Issuing Bank, its correspondents, and beneficiaries will be governed by the rules of the "International Standby Practices 1998" (ISP98) or such later revision as may be published by the International Chamber of Commerce (the "ICC").

                11.10 LETTER OF CREDIT FEE. On each Interest Payment Date for Base Rate Committed Loans, the Company shall pay to Administrative Agent in arrears, for the account of each Bank in accordance with its Pro Rata Share, a Letter of Credit fee in an amount equal to the indicated Applicable Offshore Rate Margin TIMES the actual daily maximum amount available to be drawn under each Letter of Credit since the later of the Closing Date and the previous Interest Payment Date. If there is any change in the Applicable Offshore Rate Margin during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Offshore Rate Margin separately for each period during such quarter that such Applicable Offshore Rate Margin was in effect.

                11.11 FRONTING FEE AND DOCUMENTARY AND PROCESSING CHARGES PAYABLE TO THE ISSUING BANK. On each Interest Payment Date for Base Rate Committed Loans, the Company shall pay to Administrative Agent for the sole account of the Issuing Bank a fronting fee in an amount equal to 1/8 of 1% per annum on the daily average face amount thereof, payable quarterly in arrears on each Interest Payment Date for Base Rate Committed Loans. In addition, the Company shall pay directly to the Issuing Bank, upon demand, for its sole account its customary documentary and processing charges in accordance with its standard schedule, as from time to time in effect, for any Letter of Credit Action or other occurrence relating to a Letter of Credit for which such charges are customarily made. Such fees and charges are nonrefundable."

                        2.9 AMENDMENT TO SCHEDULES. There shall be added to the Credit Agreement a new Schedule 1.02 in the form of Schedule 1.02 hereto.

                3. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Banks that, on and as of the date hereof, and after giving effect to this Fifth Amendment:


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


                3.1 AUTHORIZATION. The execution, delivery and performance by the Company of this Fifth Amendment has been duly authorized by all necessary corporate action, and this Fifth Amendment has been duly executed and delivered by the Company.

                3.2 BINDING OBLIGATION. This Fifth Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                3.3 NO LEGAL OBSTACLE TO AMENDMENT. The execution, delivery and performance of this Fifth Amendment will not (a) contravene the Organization Documents of the Company; (b) constitute a breach or default under any contractual restriction or violate or contravene any law or governmental regulation or court decree or order binding on or affecting the Company which individually or in the aggregate does or could reasonably be expected to have a Material Adverse Effect; or (c) result in, or require the creation or imposition of, any Lien on any of the Company's properties. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Fifth Amendment, or the transactions contemplated hereby.

                3.4 INCORPORATION OF CERTAIN REPRESENTATIONS. After giving effect to the terms of this Fifth Amendment, the representations and warranties of the Company set forth in Article V of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations or warranties made as of an earlier specified date.

                3.5 DEFAULT. No Default or Event of Default under the Credit Agreement has occurred and is continuing.

        4. CONDITIONS, EFFECTIVENESS. The effectiveness of this Fifth Amendment shall be subject to the execution hereof by the Company and the Majority Banks, the compliance by the Company with its agreements herein contained, and the delivery of the following to Agent in form and substance satisfactory to Agent of the following on or before September 30, 2000:

        (1) AUTHORIZED SIGNATORIES. A certificate, signed by the Secretary or an Assistant Secretary of the Company and dated the date of this Fifth Amendment, as to the incumbency of the person or persons authorized to execute and deliver this Fifth Amendment and any instrument or agreement required hereunder on behalf of the Company.

        (2) RESOLUTIONS. A certificate, signed by the Secretary or an Assistant Secretary of the Company as to the resolutions of the Company's board of directors authorizing or ratifying the transactions contemplated by the Fifth Amendment, which certificate shall be in form and substance reasonably satisfactory to the Agent.

        (3) OTHER EVIDENCE. Such other evidence with respect to the Company or any other person as the Agent or any Bank may reasonably request to establish the taking of all corporate action in connection with this Fifth Amendment and the Credit Agreement and the compliance with the conditions set forth herein.

         5.       MISCELLANEOUS.

                5.1 EFFECTIVENESS OF THE CREDIT AGREEMENT AND THE NOTES. Except as hereby expressly amended, the Credit Agreement and the Notes shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

                5.2 WAIVERS. This Fifth Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Company, the Agent or the Banks thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Majority Banks to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

                5.3 COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                5.4 GOVERNING LAW. This Fifth Amendment shall be governed by and construed in accordance with the laws of the State of California.

                               [SIGNATURES FOLLOW]

        IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered as of the date first written above.

                                  FOUNDATION HEALTH SYSTEMS, INC.

                                  By: /s/ MICHAEL P. WHITE
                                      ---------------------------------------
                                  Name: Michael P. White
                                        -------------------------------------
                                  Title: Senior Vice President and Treasurer
                                         ------------------------------------


                                  BANK OF AMERICA, N.A., as Administrative Agent

                                  By: /s/ JOSEPH L. CORAH
                                      ---------------------------------------
                                  Name: Joseph L. Corah
                                        -------------------------------------
                                  Title: Principal
                                         ------------------------------------


                                  BANK OF AMERICA, N.A., as a Bank

                                  By: /s/ JOSEPH L. CORAH
                                      ---------------------------------------
                                  Name: Joseph L. Corah
                                        -------------------------------------
                                  Title: Principal
                                         ------------------------------------


                                  CITICORP USA, INC.

                                  By:  /s/ CLAIRE WITIVE
                                      ---------------------------------------
                                  Name: Claire Witive
                                        -------------------------------------
                                  Title:  Vice President
                                         ------------------------------------


                                  THE CHASE MANHATTAN BANK


                                  By: /s/ DAWN LEE LUM
                                      ---------------------------------------
                                  Name:  Dawn Lee Lum
                                        -------------------------------------
                                  Title:  Vice President
                                         ------------------------------------

                                  THE DAI-ICHI KANGYO BANK, LIMITED
                                  SAN FRANCISCO AGENCY

                                  By:  /s/ CHRISTOPHER FAHEY
                                      ---------------------------------------
                                  Name: Christopher Fahey
                                        -------------------------------------
                                  Title:  Vice President
                                         ------------------------------------


                                  THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                  LOS ANGELES AGENCY


                                  By:  /S/ VICENTE TIMIRAOS
                                      ---------------------------------------
                                  Name:  Vicente Timiraos
                                        -------------------------------------
                                  Title:  Joint General Manager
                                         ------------------------------------


                                  CREDIT LYONNAIS NEW YORK BRANCH


                                  By:  /s/ JOHN C. OBERLE
                                      ---------------------------------------
                                  Name:  John C. Oberle
                                        -------------------------------------
                                  Title:  Vice President
                                         ------------------------------------


                                  THE SUMITOMO BANK, LIMITED


                                  By:  /s/ AL GALLUZZO
                                      ---------------------------------------
                                  Name:  Al Galluzzo
                                        -------------------------------------
                                  Title:  Senior Vice President
                                         ------------------------------------


                                  UNION BANK OF CALIFORNIA, N.A.


                                  By:  /s/ ALBERT W. KELLEY
                                      ---------------------------------------
                                  Name: Albert W. Kelley
                                        -------------------------------------
                                  Title:  Vice President
                                         ------------------------------------

                                  THE BANK OF NEW YORK

                                  By:  /s/ REBECCA K. LEVINE
                                      ---------------------------------------
                                  Name:  Rebecca K. Levine
                                        -------------------------------------
                                  Title:  Vice President
                                         ------------------------------------


                                  BANCA COMMERCIALE ITALIANA
                                  LOS ANGELES FOREIGN BRANCH

                                  By:  /s/ CHARLES DOUGHERTY
                                      ---------------------------------------
                                  Name:  Charles Dougherty
                                        -------------------------------------
                                  Title:  Vice President
                                         ------------------------------------


                                  By:  /s/ FRANK MAFFEI
                                      ---------------------------------------
                                  Name: Frank Maffei
                                        -------------------------------------
                                  Title:  Authorized Signature
                                         ------------------------------------


                                  BANCA DI ROMA - SAN FRANCISCO BRANCH

                                  By:  /s/ THOMAS C. WOODRUFF
                                      ---------------------------------------
                                  Name:  Thomas C. Woodruff
                                        -------------------------------------
                                  Title:  Vice President 97969
                                         ------------------------------------

                                  By:  /s/ RICHARD G. DIETZ
                                      ---------------------------------------
                                  Name:  Richard G. Dietz
                                        -------------------------------------
                                  Title:  97271
                                         ------------------------------------


                                  BANK OF MONTREAL

                                  By:  /s/ HEATHER L. TURF
                                      ---------------------------------------
                                  Name:  Heather L. Turf
                                        -------------------------------------
                                  Title:  Director
                                         ------------------------------------

                                  THE BANK OF NOVA SCOTIA

                                  By:  /s/ R.P. REYNOLDS
                                      ---------------------------------------
                                  Name:  R.P. Reynolds
                                        -------------------------------------
                                  Title:  Director
                                         ------------------------------------


                                  CREDIT SUISSE FIRST BOSTON

                                  By:  /s/ WILLIAM S. LUTKINS
                                      ---------------------------------------
                                  Name: Williams S. Lutkins
                                        -------------------------------------
                                  Title:  Vice President
                                         ------------------------------------

                                  By:  /s/ BILL O'DALY
                                      ---------------------------------------
                                  Name:  Bill O'Daly
                                        -------------------------------------
                                  Title:  Vice President
                                         ------------------------------------


                                  THE FUJI BANK, LIMITED

                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title:
                                         ------------------------------------


                                  GENERAL ELECTRIC CAPITAL CORPORATION


                                  By:  /s/ THOMAS E. JOHNSTONE
                                      ---------------------------------------
                                  Name:  Thomas E. Johnstone
                                        -------------------------------------
                                  Title:  Duly Authorized Signatory
                                         ------------------------------------

                                  THE MITSUBISHI TRUST AND BANKING CORPORATION, LOS ANGELES AGENCY

                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title:
                                         ------------------------------------

                                  NATEXIS BANQUE


                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title:
                                         ------------------------------------


                                  THE NORTHERN TRUST COMPANY


                                  By:  /s/ DAVID J. MITCHELL
                                      ---------------------------------------
                                  Name: David J. Mitchell
                                        -------------------------------------
                                  Title:  Vice President
                                         ------------------------------------


                                  THE SAKURA BANK, LTD.

                                  By:  /s/ Yoshikazu Nagura
                                      ---------------------------------------
                                  Name:  Yoshikazu Nagura
                                        -------------------------------------
                                  Title:  Senior Vice President
                                         ------------------------------------


                                  THE SANWA BANK, LIMITED

                                  By:  /s/ PATRICK MANSOURIELLE
                                      ---------------------------------------
                                  Name:  Patrick Mansourielle
                                        -------------------------------------
                                  Title:  Vice President
                                         ------------------------------------

                                  SUNTRUST BANK

                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title:
                                         ------------------------------------

                                  THE TOKAI BANK, LIMITED

                                  By:  /s/ SHINICHI NAKATANI
                                      ---------------------------------------
                                  Name:  Shinichi Nakatani
                                        -------------------------------------
                                  Title:  Assistant General Manager
                                         ------------------------------------


                                  WELLS FARGO BANK, N.A.

                                  By:  /s/ CATHERINE M. WALLACE
                                      ---------------------------------------
                                  Name:  Catherine M. Wallace
                                        -------------------------------------
                                  Title:  Vice President
                                         ------------------------------------


                                  By:  /s/ J. GREGORY SEIBLY
                                      ---------------------------------------
                                  Name:  J. Gregory Seibly
                                        -------------------------------------
                                  Title:  Senior Vice President
                                         ------------------------------------


                                  ABN AMRO BANK N.V.

                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title:
                                         ------------------------------------

                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title:
                                         ------------------------------------


                                  U.S. BANK NATIONAL ASSOCIATION

                                  By:
                                      ---------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title:
                                         ------------------------------------

                                  MORGAN GUARANTY TRUST COMPANY

                                  By:  /s/ ROBERT BOTTAMEDI
                                      ---------------------------------------
                                  Name:  Robert Bottamedi
                                        -------------------------------------
                                  Title:  Vice President
                                         ------------------------------------